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                                                                     EXHIBIT 23a

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 21, 2000, included in this Form 10-K, into Colonial Gas Company's previously filed Registration Statement Form S-3, File No. 333-48561.

                                              Arthur Andersen LLP


Boston, Massachusetts
March 14, 2000